Exhibit 32

INVESTMENT ASSOCIATES INC.
A Nevada Corporation

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Steve Khan, Chief Executive Officer and Robert Hemmerling, Chief Financial Officer of Investment Associates Inc., hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.
the annual report on Form 10-KSB of Investment Associates Inc. for the period ended September 30, 2006 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Investment Associates Inc.

December 21, 2006                             /s/Steven Khan
Date      Steve Khan,
                Chief Executive Officer

December 21, 2006                             /s/Robert Hemmerling
Date       Robert Hemmerling,
                 Chief Financial Officer